Exhibit 24.1

                                    Form 10-K
                            Limited Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an Indiana corporation, hereby constitute and appoint R. David Hoover, Albert R. Schlesinger, and George A. Sissel, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the Form 10-K of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment to such Form 10-K, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.

Date:  March  29, 1999
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/s/ R. David Hoover                       /s/ Frank A. Bracken
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R. David Hoover               Officer     Frank A. Bracken              Director

/s/ Albert R. Schlesinger                 /s/ Howard M. Dean
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Albert R. Schlesinger         Officer     Howard M. Dean                Director

/s/ George A. Sissel                      /s/ John T. Hackett
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George A. Sissel              Officer     John T. Hackett               Director

                                          /s/ R. David Hoover
                                          --------------------------------------
                                          R. David Hoover               Director

                                          /s/ John F. Lehman
                                          --------------------------------------
                                          John F. Lehman                Director

                                          /s/ George McFadden
                                          --------------------------------------
                                          George McFadden               Director

                                          /s/ Ruel C. Mercure, Jr.
                                          --------------------------------------
                                          Ruel C. Mercure, Jr.          Director

                                          /s/ Jan Nicholson
                                          --------------------------------------
                                          Jan Nicholson                 Director

                                          /s/ George A. Sissel
                                          --------------------------------------
                                          George A. Sissel              Director

                                          /s/ William P. Stiritz
                                          --------------------------------------
                                          William P. Stiritz            Director